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EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

         In connection with the Quarterly Report of Redhook Ale Brewery, Incorporated (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David J. Mickelson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 14, 2003



                                            BY: /s/ David J. Mickelson
                                                David J. Mickelson
                                                Executive Vice President,
                                                Chief Financial Officer
                                                and Chief Operating Officer